UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2020 (August 8, 2020)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting and Cooperation Agreement with Former Chief Executive Officer

In connection with the previously disclosed termination without cause of Mack-Cali Realty Corporation’s (the “Company”) former Chief Executive Officer, Michael J. DeMarco, on July 24, 2020, the Company, Mack-Cali Realty, L.P., and Mr. DeMarco entered into a Consulting and Cooperation Agreement (the “Consulting Agreement”) on August 8, 2020. Pursuant to the Consulting Agreement, in exchange for Mr. DeMarco’s providing certain consulting, cooperation, and transition services to the Company through December 31, 2020, Mr. DeMarco will be considered to have remained employed with the Company through the term of the Consulting Agreement solely for purposes of calculating the prorated vesting of outstanding time-based long-term incentive partnership units to which Mr. DeMarco is entitled upon his termination of employment with the Company.

Mr. DeMarco otherwise is eligible to receive the severance payments and benefits upon such a termination without cause (outside of a change in control) described under the heading “Employment Contracts; Potential Payments Upon Termination or Change in Control—Michael J. DeMarco Employment Agreement,” “—Michael J. DeMarco Class AO LTIP Award Agreement,” and “—Long-Term Incentive Plan Award Agreements,” each as set forth in the Company’s definitive revised proxy statement filed with the Securities and Exchange Commission on June 16, 2020, which description is incorporated by reference herein, and taking into account Mr. DeMarco’s increased target bonus of 175% of base salary.

The foregoing summary of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consulting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Consulting and Cooperation Agreement, dated as of August 8, 2020, by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., and Michael J. DeMarco.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: August 11, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: August 11, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary